Exhibit 10.3

SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “1933 ACT”), OR ANY STATE OR PROVINCIAL SECURITIES ACTS AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THESE ACTS.  SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE PROVISIONS OF THE 1933 ACT, STATE OR PROVINCIAL SECURITIES ACT OR ARE EXEMPT FROM SUCH REGISTRATION.  THESE SECRUITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) OR BY ANY STATE OR PROVINCIAL SECURITIES ADMINISTRATION OR REGULATORY AUTHORITY NOR HAS THE SEC OR ANY STATE OR PROVINCIAL SECURITIES ADMINISTRATION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CELSIUS HOLDINGS, INC.
COMMON SHARES SUBSCRIPTION AGREEMENT

TO:   CELSIUS HOLDINGS, INC. (the "Corporation")
          140 NE 4th Avenue, Suite C, Delray Beach, Florida 33483

The undersigned (hereinafter referred to as the “Purchaser”) hereby irrevocably subscribes for and agree to purchase from the Corporation 245,096  shares of Common Stock of the Corporation for the total consideration $25,000 (Twenty Five Thousand Dollars) representing a subscription price of US $ 0.102 per share.

EXECUTED by the Purchaser this 15th day of February, 2008

/s/ Steven C. Haley
Stephen C. Haley

REPRESENTATION OF PURCHASER:

1.
The Purchaser represents that the number of shares of common stock or securities convertible into shares of common stock of the Corporation presently owned (beneficially, directly or indirectly) by the Purchaser are as follows:

Shares of common stock: 26,744,926

Securities Convertible into shares of common stock: 4,680,362

2.	The Purchaser represents that the Purchaser is an Insider of the Corporation.

/s/ Steven C. Haley
Stephen C. Haley

ACCEPTANCE:   The Corporation hereby accepts the above subscription.

CELSIUS HOLDINGS, INC.                  Dated:   February 15, 2008

Per:           /s/ Jan Norelid
Jan Norelid, CFO